UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2005
BLAIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00878	25-0691670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer File Number)

220 Hickory Street, Warren, Pennsylvania	16366-0001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814) 723-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On Monday August 22, 2005, Bryan J. Flanagan announced his resignation as Chief Financial Officer, Senior Vice President and director of Blair Corporation (the “Company”), effective Wednesday, August 31, 2005.
     The Company has appointed Mr. Michael DelPrince, age 43, to serve as interim principal financial officer and interim principal accounting officer, effective August 31, 2005. Mr. DelPrince also currently serves, and has served, as the Company’s Controller since April 2003. Prior to that Mr. DelPrince served as the Company’s Director of Financial Planning and Analysis and Director of Internal Audit.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Exhibits.
Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2005	BLAIR CORPORATION
	By:	/s/ JOHN E. ZAWACKI
John E. Zawacki
President and Chief Executive Officer

	By:	/s/ DANIEL R. BLAIR
Daniel R. Blair
Corporate Secretary